As filed with the Securities and Exchange Commission on February 8, 2016

File No. 333-73390

File No. 811-09337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 19	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 44	☒

Columbus Life Insurance Company Separate Account 1

(Exact Name of Registrant)

Columbus Life Insurance Company

(Name of Depositor)

400 East Fourth Street

Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  1-800-677-9595

The Western and Southern Life Insurance Company

400 Broadway

Cincinnati, Ohio  45202

(Name of Guarantor)

Please send copies of all communications to:
JONATHAN D. NIEMEYER, ESQ.	MARK J. MAHONEY, ESQ.
Columbus Life Insurance Company	M.S. 32
400 East Fourth Street	400 Broadway
Cincinnati, Ohio 45202	Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An Indefinite Amount of Interests in

Columbus Life Insurance Company Separate Account 1 under

Legacy Survivorship Variable Universal Life Policies

PART A

The Legacy Prospectus dated May 1, 2015, which was filed in Registrant’s Post-Effective Amendment No. 18 on April 28, 2015 (File No. 333-73390), is incorporated by reference into Part A of this Post-Effective Amendment No. 19.

PART B

The Statement of Additional Information for Separate Account I of Columbus Life Insurance Company dated May 1, 2015, which was filed in Registrant’s Post-Effective Amendment No. 18 on April 28, 2015 (File No. 333-73390), is incorporated by reference into Part B of this Post-Effective Amendment No. 19.

PART C

The Part C, Other Information, which was filed in Registrant’s Post-Effective Amendment No. 18 on April 28, 2015 (File No. 333-73390), is incorporated by reference into Part B of this Post-Effective Amendment No. 19.

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

Columbus Life Insurance Company

Years Ended December 31, 2014 (restated), 2013 (restated) and 2012 (restated)

With Report of Independent Auditors

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2014 (restated), 2013 (restated) and 2012 (restated)

Report of Independent Auditors

The Board of Directors

Columbus Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Columbus Life Insurance Company, which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of Ohio the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

Restatement

As discussed in Note 1A to the financial statements, the 2014, 2013 and 2012 financial statements have been restated to correct errors in the valuation of certain life and annuity reserves and in the accounting for certain other items.  Our opinion is not modified with respect to this matter.

Supplementary Information

Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

Cincinnati, Ohio
April 28, 2015, except for Note 1A, which is as of February 5, 2016

Columbus Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2014	2013
	(In Thousands)
	Restated	Restated
Admitted assets
Cash and invested assets:
Debt securities	$2,620,747	$2,577,084
Preferred and common stocks	117,062	116,016
Mortgage loans	139,886	110,459
Policy loans	66,103	65,534
Cash, cash equivalents and short-term investments	32,857	20,007
Receivable for securities	241	713
Derivatives	7,502	8,132
Securities lending reinvested collateral assets	39,220	5,594
Other invested assets	114,872	115,477
Total cash and invested assets	3,138,490	3,019,016

Investment income due and accrued	31,120	29,757
Premiums deferred and uncollected	10,178	9,658
Current federal income taxes recoverable from parent	—	—
Net deferred income tax asset	24,079	24,051
Other admitted assets	15,825	9,871
Separate account assets	116,700	106,594
Total admitted assets	$3,336,392	$3,198,947

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,638,854	$2,501,373
Accident and health reserves	2,064	2,302
Liability for deposit-type contracts	152,192	162,432
Policy and contract claims	14,176	12,593
Dividends payable to policyholders	11,519	11,466
Premiums received in advance	143	108
Total policy and contract liabilities	2,818,948	2,690,274

General expense due and accrued	750	750
Current federal income taxes payable to parent	33	2,709
Transfer to (from) separate accounts due and accrued, net	(9,970)	(8,370)
Asset valuation reserve	43,783	40,749
Interest maintenance reserve	4,772	6,068
Other liabilities	41,709	39,954
Derivatives	1,268	2,493
Payable for securities lending	77,490	43,759
Separate account liabilities	116,700	106,594
Total liabilities	3,095,483	2,924,980

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	131,816	131,816
Accumulated surplus	99,093	132,151
Total capital and surplus	240,909	273,967
Total liabilities and capital and surplus	$3,336,392	$3,198,947

See accompanying notes.

Columbus Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
	Restated	Restated	Restated
Premiums and other revenues:
Premiums and annuity considerations	$249,488	$228,588	$191,845
Net investment income	153,663	144,859	145,742
Considerations for supplementary contracts with life contingencies	1,709	757	1,116
Amortization of the interest maintenance reserve	781	1,317	999
Fees from management of separate accounts	1,495	1,515	1,452
Other revenues	844	927	965
Total premiums and other revenues	407,980	377,963	342,119

Benefits paid or provided:
Death benefits	112,148	91,433	107,310
Annuity benefits	21,288	19,229	19,225
Disability and accident and health benefits	1,204	1,263	1,287
Surrender benefits	86,086	80,082	80,368
Payments on supplementary contracts with life contingencies	1,019	899	1,163
Other benefits	595	596	603
Increase (decrease) in policy reserves and other policyholders’ funds	140,961	128,749	68,328
Total benefits paid or provided	363,301	322,251	278,284

Insurance expenses and other deductions:
Commissions	26,553	24,411	17,997
General expenses	39,477	35,814	29,268
Net transfers to (from) separate accounts	4,275	1,040	(135)
Other deductions	3,249	3,754	2,594
Total insurance expenses and other deductions	73,554	65,019	49,724

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	(28,875)	(9,307)	14,111

Dividends to policyholders	11,759	11,259	11,524
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(40,634)	(20,566)	2,587
Federal income tax expense (benefit), excluding tax on capital gains	(5,269)	(1,551)	(3,411)
Gain (loss) from operations before net realized capital gains (losses)	(35,365)	(19,015)	5,998
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	8,936	(2,387)	(2,906)
Net income (loss)	$(26,429)	$(21,402)	$3,092

See accompanying notes.

Columbus Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common	Paid-In	Accumulated	Total Capital
	Stock	Surplus	Surplus	and Surplus
	(In Thousands)
			Restated	Restated
Balance, January 1, 2012	$10,000	$81,816	$133,979	$225,795
Net income (loss)	—	—	3,092	3,092
Change in net deferred income tax	—	—	(6,361)	(6,361)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,626)	—	—	12,000	12,000
Net change in nonadmitted assets and related items	—	—	5,899	5,899
Change in liability for reinsurance in unauthorized companies	—	—	508	508
Change in asset valuation reserve	—	—	(6,382)	(6,382)
Balance, December 31, 2012	10,000	81,816	142,735	234,551
Net income (loss)	—	—	(21,402)	(21,402)
Change in net deferred income tax	—	—	11,931	11,931
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $6,720)	—	—	20,620	20,620
Net change in nonadmitted assets and related items	—	—	(11,340)	(11,340)
Change in asset valuation reserve	—	—	(10,393)	(10,393)
Capital contribution	—	50,000	—	50,000
Balance, December 31, 2013	10,000	131,816	132,151	273,967
Net income (loss)	—	—	(26,429)	(26,429)
Change in net deferred income tax	—	—	14,724	14,724
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(1,226))	—	—	(1,437)	(1,437)
Net change in nonadmitted assets and related items	—	—	(16,184)	(16,184)
Change in asset valuation reserve	—	—	(3,034)	(3,034)
Change in reserve on account of change in valuation basis	—	—	(698)	(698)
Balance, December 31, 2014	$10,000	$131,816	$99,093	$240,909

See accompanying notes.

Columbus Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2014	2013	2012
	(In Thousands)
	Restated	Restated	Restated
Operating activities
Premiums collected net of reinsurance	$250,686	$228,973	$192,839
Net investment income received	164,175	153,009	148,011
Benefits paid	(230,838)	(199,124)	(213,899)
Net transfers (to) from separate accounts	(5,876)	(1,731)	2,607
Commissions and expense paid	(70,463)	(63,219)	(48,220)
Dividends paid to policyholders	(11,707)	(11,459)	(11,379)
Federal income taxes recovered (paid)	(3,700)	3,849	(774)
Other, net	2,276	2,442	2,417
Net cash from (for) operations	94,553	112,740	71,602

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	317,669	476,607	423,480
Preferred and common stocks	21,738	10,213	26,049
Mortgage loans	11,725	12,373	9,028
Other invested assets	604	3,411	1,455
Net gains (losses) on cash, cash equivalents and short-term investments	10	2	4
Miscellaneous proceeds	4,245	2,486	8,285
Net proceeds from investments sold, matured or repaid	355,991	505,092	468,301

Cost of investments acquired:
Debt securities	(364,128)	(574,766)	(507,393)
Preferred and common stocks	(21,799)	(6,115)	(18,690)
Mortgage loans	(41,152)	(34,138)	(16,250)
Other invested assets	(3,030)	(1)	(7)
Miscellaneous applications	(34,296)	(4,139)	—
Total cost of investments acquired	(464,405)	(619,159)	(542,340)

Net change in policy and other loans	(569)	2,920	2,261
Net cash from (for) investments	(108,983)	(111,147)	(71,778)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—	988	—
Net deposits on deposit-type contract funds and other insurance liabilities	(10,240)	(4,940)	4,741
Other cash provided (applied)	37,520	7,425	(40,663)
Net cash provided by (used in) miscellaneous activities	27,280	3,473	(35,922)

Net change in cash, cash equivalents and short-term investments	12,850	5,066	(36,098)
Cash, cash equivalents and short-term investments:
Beginning of year	20,007	14,941	51,039
End of year	$32,857	$20,007	$14,941

Cash flow information for noncash transactions
Capital contribution from The Western and Southern Life Insurance Company in the form of common stock	$—	$49,012	$—

See accompanying notes.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2014

1. Nature of Operations and Significant Accounting Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2014, approximately 48.2% of the gross premiums and annuity considerations for the Company were derived from California, Florida, Indiana, Minnesota, Missouri, and Ohio.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the state of Ohio. The Department has the right to permit other specific practices that deviate from NAIC SAP.

At December 31, 2014 and 2013, there are no differences in the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the state of Ohio. Accounting practices prescribed or permitted by the Department differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:

•                  The extent and length of time the fair value has been below the book/adjusted carrying value;

•                  The reasons for the decline in value;

•                  Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

•                  For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and

•                  For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in five-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with IRS tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:

	2014	2013
	(In Thousands)
	Restated	Restated
Capital and surplus as reported in the accompanying statutory-basis financial statements	$240,909	$273,967
Deferred policy acquisition costs	160,239	137,717
Policy reserves	(141,183)	(89,977)
Asset valuation and interest maintenance reserves	48,555	46,817
Income taxes	(106,362)	(86,622)
Adjustments to invested asset carrying values	301,488	169,727
Reinsurance	80,431	70,996
Other, net	(6,054)	5,778
Stockholder’s equity, GAAP basis	$578,023	$528,403

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

	2014	2013	2012*
	(In Thousands)
	Restated	Restated	Restated
Net income (loss) as reported in the accompanying statutory-basis financial statements	$(26,429)	$(21,402)	$3,092
Deferred policy acquisition costs	10,632	6,799	7,638
Policy reserves	12,616	33,748	6,851
Income taxes	6,068	(10,990)	(7,123)
Interest maintenance reserve	(1,296)	(2,200)	2,631
Invested asset carrying values/Income	(7,198)	4,248	1,560
Other invested assets adjustments	5,354	5,913	8,619
Other, net	(1,884)	5,714	2,891
Net income (loss), GAAP basis	$(2,137)	$21,830	$26,159

*     Effective January 1, 2012, the Company changed its method of accounting for the cost of long duration universal life and traditional life reinsurance contracts. In conjunction with this change, changes were also made to the Company’s accounting policy regarding estimated gross profits/margins and excess reserves established in accordance with Statement of Position (SOP) 03-1. In addition, it was determined that additional reserves were needed in accordance with SOP 03-1. The Company’s 2012 financial statements have been restated to reflect the change in accounting and correction of an error to each year in order to present comparable financial statement data.

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks, other than Federal Home Loan Bank (FHLB) stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2014 and 2013, the Company owned $6.8 million and $6.5 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.

Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks that have the characteristics of equity securities and are rated as medium quality or better are reported at cost. All other perpetual preferred stocks are reported at the lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.

Realized capital gains and losses are determined using the specific identification method.

Premiums

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method. The following mortality tables and interest rates are used:

	Percentage of Reserves
	2014	2013
	Restated	Restated
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% — 3%	1.2%	1.3%
1958 Commissioners Standard Ordinary, 2-1/2% — 4-1/2%	10.6	11.3
1980 Commissioners Standard Ordinary, 4% — 6%	37.0	39.9
2001 Commissioners Standard Ordinary, 3-1/2% — 4-1/2%	20.2	16.3
Annuities:
Various, 2-1/2% — 7-1/2%	30.1	30.3
Supplemental benefits:
Various, 2-1/2% — 7-1/2%	0.7	0.7
Other, 2% — 5-1/2%	0.2	0.2
	100.0%	100.0%

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.

As of December 31, 2014 and 2013, reserves of $81.0 million and $58.9 million, respectively, were recorded on in-force amounts of $2,800.3 million and $2,473.1 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation for all accident and health contracts.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2014 and 2013. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Securities Lending

At December 31, 2014, the Company has loaned $75.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2013, the Company has loaned $42.7 million (fair value) of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2014 and 2013, the Company did not nonadmit any portion of the loaned securities.

The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

agent. Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2014 and 2013, collateral managed by an unaffiliated agent was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.

At December 31, 2014, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2014, the fair value of the total collateral is $77.3 million, $38.1 million of which is managed by an affiliated agent and $39.2 million of which is managed by an unaffiliated agent. At December 31, 2013, the fair value of the total collateral is $43.7 million, $38.1 million of which is managed by an affiliated agent and $5.6 million of which is managed by an unaffiliated agent. The Company receives cash collateral in an amount in excess of the fair value of the securities loaned. The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows at December 31, 2014:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	50,950	50,948
31 to 60 days	5,690	5,688
61 to 90 days	4,984	4,982
91 to 120 days	2,624	2,620
121 to 180 days	407	407
181 to 365 days	8,835	8,823
1 to 2 years	500	500
2 to 3 years	—	—
Greater than 3 years	3,300	3,300
Total collateral	$77,290	$77,268

At December 31, 2014, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $77.3 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any transactions that extend beyond one year from the reporting date.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. All separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate account and other fees for assuming mortality and certain expense risks.

Federal Income Taxes

Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

Effective January 1, 2014, the Company updated its valuation methodology on certain deferred annuity reserves.  This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the Summary of Operations.  The Company has recorded $0.7 million directly as a decrease to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis on the Summary of Operations.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management evaluated subsequent events through the prior issuance of these financial statements on April 28, 2015, as well as through the issuance of the restated financial statements on February 5, 2016.

1A. Error Corrections

In 2015, the Company determined that it had not properly calculated reserves for certain Universal Life (UL) contracts. The inaccurate reserves were driven by incorrect coding of certain policyholder data critical to the valuation process and incorrect calculations used to determine reinsurance reserve credits. The Company recorded a cumulative effect adjustment to the opening balance of capital and surplus as of January 1, 2012, of $19.3 million, and has restated the financial statements to reflect the UL reserve changes as of and for the years ended December 31, 2014, 2013, and 2012.

Additionally, in 2015, the Company revisited the presentation of the assets supporting its agent deferred compensation plan (the DC Assets) and has reclassified the DC Assets to the Preferred and common stocks line on the Balance Sheet. Historically, the DC Assets, which are all mutual funds, were classified as Other admitted assets on the Balance Sheet. This presentation change directly impacts the AVR, therefore the Company recorded a cumulative effect adjustment to the opening balance of capital and surplus as of January 1, 2012, of $0.3 million, and has restated the financial statements to reflect the DC Assets change as of and for the years ended December 31, 2014, 2013, and 2012.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

In conjunction with the corrections mentioned above, the Company also adjusted other immaterial financial statement errors that were not significant to the previously reported financial statements.

The following summarizes the effect of these restatements on the previously reported financial statements.

*Amounts represent differences to the 2014, 2013 and 2012 Annual Statements filed with the Ohio Department of Insurance, as those Annual Statements were not amended for the error corrections described herein.

Impact on Opening Balance as of January 1, 2012

				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Accumulated surplus	$133,979	$114,423	$19,556	$19,303	$253
Total capital and surplus	$225,795	$206,239	$19,556	$19,303	$253

Statement of Operations

	For the Year Ended December 31, 2012
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Expenses:
Increase (decrease) in policy reserves and other policyholders’ funds	$68,328	$70,714	$(2,386)	$(2,386)	$—
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	2,587	201	2,386	2,386	—
Federal income tax expense (benefit), excluding tax on capital gains	(3,411)	(3,761)	350	350	—
Net income (loss)*	$3,092	$1,056	$2,036	$2,036	$—

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Statement of Changes in Capital and Surplus

	For the Year Ended December 31, 2012
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Balance, January 1, 2012	$225,795	$206,239	$19,556	$19,303	$253
Net income (loss)	3,092	1,056	2,036	2,036	—
Change in net deferred income tax	(6,361)	880	(7,241)	(7,241)	—
Net change in nonadmitted assets and related items	5,899	(1,342)	7,241	7,241	—
Change in asset valuation reserve	(6,382)	(4,568)	(1,814)	—	(1,814)
Balance, December 31, 2012*	$234,551	$214,773	$19,778	$21,339	$(1,561)

Statement of Cash Flow

	For the Year Ended December 31, 2012
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Investing activities:
Proceeds from investments sold, matured or repaid:
Preferred and common stocks	$26,049	$8,625	$17,424	$—	$17,424
Cost of investments acquired:
Preferred and common stocks	(18,690)	(1,142)	(17,548)	—	(17,548)
Net cash from (for) investments*	$(71,778)	$(71,654)	$(124)	$—	$(124)
Financing and miscellaneous activities:
Other cash provided (applied)	$(40,663)	$(40,787)	$124	$—	$124
Net cash provided by (used in) miscellaneous activities*	$(35,922)	$(36,046)	$124	$—	$124
Net change in cash, cash equivalents and short-term investments	$(36,098)	$(36,098)	$—	$—	$—

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Balance Sheet

	December 31, 2013
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Assets:
Preferred and common stocks	$116,016	$98,819	$17,197	$—	$17,197
Other admitted assets	9,871	27,068	(17,197)	—	(17,197)
Total admitted assets*	$3,198,947	$3,198,947	$—	$—	$—
Liabilities:
Life and annuity reserves	$2,501,373	$2,528,684	$(27,311)	$(27,311)	$—
Current federal income taxes payable to parent	2,709	184	2,525	2,525	—
Asset valuation reserve	40,749	39,164	1,585	—	1,585
Total liabilities*	$2,924,980	$2,948,181	$(23,201)	$(24,786)	$1,585
Capital and surplus:
Accumulated surplus	$132,151	$108,950	$23,201	$24,786	$(1,585)
Total capital and surplus*	$273,967	$250,766	$23,201	$24,786	$(1,585)

Statement of Operations

	For the Year Ended December 31, 2013
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Expenses:
Increase (decrease) in policy reserves and other policyholders’ funds	$128,749	$134,371	$(5,622)	$(5,622)	$—
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(20,566)	(26,188)	5,622	5,622	—
Federal income tax expense (benefit), excluding tax on capital gains	(1,551)	(3,726)	2,175	2,175	—
Net income (loss)*	$(21,402)	$(24,849)	$3,447	$3,447	$—

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Statement of Changes in Capital and Surplus

	For the Year Ended December 31, 2013
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Balance, January 1, 2013	$234,551	$214,773	$19,778	$21,339	$(1,561)
Net income (loss)	(21,402)	(24,849)	3,447	3,447	—
Change in net deferred income tax	11,931	11,723	208	208	—
Net change in nonadmitted assets and related items	(11,340)	(11,132)	(208)	(208)	—
Change in asset valuation reserve	(10,393)	(10,369)	(24)	—	(24)
Balance, December 31, 2013*	$273,967	$250,766	$23,201	$24,786	$(1,585)

Statement of Cash Flow

	For the Year Ended December 31, 2013
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Investing activities:
Proceeds from investments sold, matured or repaid:
Preferred and common stocks	$10,213	$5,201	$5,012	$—	$5,012
Cost of investments acquired:
Preferred and common stocks	(6,115)	(313)	(5,802)	—	(5,802)
Net cash from (for) investments*	$(111,147)	$(110,357)	$(790)	$—	$(790)
Financing and miscellaneous activities:
Other cash provided (applied)	$7,425	$6,635	$790	$—	$790
Net cash provided by (used in) miscellaneous activities*	$3,473	$2,683	$790	$—	$790
Net change in cash, cash equivalents and short-term investments	$5,066	$5,066	$—	$—	$—

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Balance Sheet

	December 31, 2014
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Assets:
Preferred and common stocks	$117,062	$98,671	$18,391	$—	$18,391
Current federal income taxes recoverable from parent	—	867	(867)	(209)	(658)
Other admitted assets	15,825	34,216	(18,391)	—	(18,391)
Total admitted assets*	$3,336,392	$3,337,259	$(867)	$(209)	$(658)
Liabilities:
Life and annuity reserves	$2,638,854	$2,659,335	$(20,481)	$(20,481)	$—
Policy and contract claims	14,176	14,777	(601)	(601)	—
Current federal income taxes payable to parent	33	—	33	33	—
Asset valuation reserve	43,783	41,880	1,903	—	1,903
Total liabilities*	$3,095,483	$3,114,629	$(19,146)	$(21,049)	$1,903
Capital and surplus:
Accumulated surplus	$99,093	$80,814	$18,279	$20,840	$(2,561)
Total capital and surplus*	$240,909	$222,630	$18,279	$20,840	$(2,561)

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Statement of Operations

	For the Year Ended December 31, 2014
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Expenses:
Death benefits	$112,148	$112,749	$(601)	$(601)	$—
Increase (decrease) in policy reserves and other policyholders’ funds	140,961	134,131	6,830	6,830	—
Other deductions	3,249	4,509	(1,260)	—	(1,260)
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(40,634)	(35,665)	(4,969)	(6,229)	1,260
Federal income tax expense (benefit), excluding tax on capital gains	(5,269)	(3,427)	(1,842)	(2,283)	441
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	8,936	8,534	402	—	402
Net income (loss)*	$(26,429)	$(23,704)	$(2,725)	$(3,946)	$1,221

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Statement of Changes in Capital and Surplus

	For the Year Ended December 31, 2014
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Balance, January 1, 2014	$273,967	$250,766	$23,201	$24,786	$(1,585)
Net income (loss)	(26,429)	(23,704)	(2,725)	(3,946)	1,221
Change in net deferred income tax	14,724	14,827	(103)	(103)	—
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($1,226))	(1,437)	(216)	(1,221)	—	(1,221)
Net change in nonadmitted assets and related items	(16,184)	(15,629)	(555)	103	(658)
Change in asset valuation reserve	(3,034)	(2,716)	(318)	—	(318)
Balance, December 31, 2014*	$240,909	$222,630	$18,279	$20,840	$(2,561)

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1A. Error Corrections (continued)

Statement of Cash Flow

	For the Year Ended December 31, 2014
				Change Attributed to
	As Adjusted	As Originally Reported	Effect of Change	Reserve Restatement	Deferred Comp
	(In Thousands)
Investing activities:
Proceeds from investments sold, matured or repaid:
Preferred and common stocks	$21,738	$14,424	$7,314	$—	$7,314
Cost of investments acquired:
Preferred and common stocks	$(21,799)	$(13,161)	$(8,638)	$—	$(8,638)
Net cash from (for) investments*	$(108,983)	$(107,659)	$(1,324)	$—	$(1,324)
Financing and miscellaneous activities:
Other cash provided (applied)	$37,520	$36,196	$1,324	$—	$1,324
Net cash provided by (used in) miscellaneous activities*	$27,280	$25,956	$1,324	$—	$1,324
Net change in cash, cash equivalents and short-term investments	$12,850	$12,850	$—	$—	$—

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2014:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$6,167	$407	$—	$6,574
Debt securities issued by states of the U.S. and political subdivisions of the states	14,867	1,796	(93)	16,570
Corporate securities	1,972,510	267,323	(6,799)	2,233,034
Commercial mortgage-backed securities	195,255	7,562	(278)	202,539
Residential mortgage-backed securities	278,761	15,239	(2,336)	291,664
Asset-backed securities	153,187	13,469	(478)	166,178
Total	$2,620,747	$305,796	$(9,984)	$2,916,559

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2013:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$21,581	$314	$(23)	$21,872
Debt securities issued by states of the U.S. and political subdivisions of the states	14,864	850	(329)	15,385
Corporate securities	1,877,460	166,961	(15,477)	2,028,944
Commercial mortgage-backed securities	209,914	7,360	(2,216)	215,058
Residential mortgage-backed securities	311,552	12,530	(6,763)	317,319
Asset-backed securities	141,713	6,855	(2,783)	145,785
Total	$2,577,084	$194,870	$(27,591)	$2,744,363

Included in the Company’s investments in debt securities are investments that meet the definition of structured notes. The book/adjusted carrying value and fair value of these investments are $31.6 million and $45.1 million, respectively, at December 31, 2014. These investments do not meet the definition of mortgage-referenced securities.

At December 31, 2014 and 2013, the Company held unrated or less-than-investment-grade corporate debt securities with a book/adjusted carrying value of $186.5 million and $175.7 million, respectively, and an aggregate fair value of $186.5 million and $179.4 million, respectively. As of December 31, 2014 and 2013, those holdings amounted to 7.1% and 6.8%, respectively, of the Company’s investments in debt securities and 5.6% and 5.5%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2014, restated:
Preferred stocks	$5,224	$633	$—	$5,857

Common stocks, unaffiliated	$75,678	$18,118	$(349)	$93,447
Common stocks, mutual funds	$16,804	$1,683	$(96)	$18,391
Total common stocks	$92,482	$19,801	$(445)	$111,838

At December 31, 2013, restated:
Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$77,954	$20,865	$—	$98,819
Common stocks, mutual funds	$14,739	$2,531	$(73)	$17,197
Total common stocks	$92,693	$23,396	$(73)	$116,016

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2014, restated:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$—	$—	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	(93)	2,906
Corporate securities	(6,184)	177,439	(615)	14,902
Commercial mortgage-backed securities(1)	(16)	5,127	(262)	15,010
Residential mortgage-backed securities(1)	(317)	13,872	(2,019)	34,728
Asset-backed securities(1)	(44)	4,519	(434)	19,074
Total	$(6,561)	$200,957	$(3,423)	$86,620

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$(349)	$49,141	$—	$—
Common stocks, mutual funds	(9)	577	(87)	1,530
Total common stocks	$(358)	$49,718	$(87)	$1,530

(1) Amounts relate to securities subject to SSAP 43R.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2013, restated:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(23)	$3,951	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(329)	2,671	—	—
Corporate securities	(15,079)	333,875	(398)	9,332
Commercial mortgage-backed securities(1)	(2,216)	60,575	—	—
Residential mortgage-backed securities(1)	(3,323)	83,878	(3,440)	36,885
Asset-backed securities(1)	(2,771)	49,369	(12)	557
Total	$(23,741)	$534,319	$(3,850)	$46,774

Preferred stocks	$—	$—	$—	$—
Common stocks, unaffiliated	$—	$—	$—	$—
Common stocks, mutual funds	(18)	1,060	(55)	787
Total common stocks	$(18)	$1,060	$(55)	$787

(1) Amounts relate to securities subject to SSAP 43R.

Investments that are impaired at December 31, 2014 and 2013, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed and residential mortgage-backed securities. The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate-related declines, lack of intent to sell the securities. For

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities. The aggregated unrealized loss is approximately 3.0% and 4.5%(restated) of the carrying value of these securities at December 31, 2014 and 2013, respectively. At December 31, 2014, there were a total of 213(restated) securities held that are considered temporarily impaired, 65(restated) of which have been impaired for 12 months or longer. At December 31, 2013, there were a total of 322(restated) securities held that are considered temporarily impaired, 37(restated) of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $1.0 million, $6.1 million, and $6.2 million, for the years ended December 31, 2014, 2013 and 2012, respectively.

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2014, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other-Than- Temporary Impairment
	(In Thousands)
For the year ended December 31, 2014:

12668BYF4	$501	$498	$3	$498	$497	09/30/2014
52520QAG9	978	944	34	944	909	09/30/2014
759950GY8	319	300	19	300	284	09/30/2014
32051GRW7	1,310	1,260	50	1,260	1,256	12/31/2014
76114AAB6	2,353	2,323	30	2,323	783	12/31/2014
Total	XXX	XXX	$136	XXX	XXX

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2014, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2014, by contractual maturity, is as follows:

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$55,788	$56,535
After one through five	383,328	416,000
After five through ten	507,189	523,685
After ten	1,047,239	1,259,958
Mortgage-backed securities/asset-backed securities	627,203	660,381
Total	$2,620,747	$2,916,559

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2014, 2013, and 2012 were $92.3 million, $267.6 million, and $267.3 million; gross gains of $7.6 million, $5.2 million, and $8.5 million; and gross losses of $1.3 million, $6.8 million, and $2.2 million were realized on these sales in 2014, 2013 and 2012, respectively.

As restated, proceeds from sales of investments in equity securities during 2014, 2013 and 2012 were $15.6 million, $10.2 million, and $25.0 million; gross gains of $5.0 million, $3.5 million, and $2.3 million and gross losses of $0.0 million, $0.0 million, and $0.6 million were realized on these sales in 2014, 2013 and 2012, respectively.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)
	Restated
Realized capital gains (losses)	$14,715	$(2,030)	$2,630
Less amount transferred to IMR (net of related taxes (benefits) of $(277) in 2014, $(475) in 2013, and $1,955 in 2012	(514)	(883)	3,630
Less federal income tax expense (benefit) of realized capital gains (losses)	6,293	1,240	1,906
Net realized capital gains (losses)	$8,936	$(2,387)	$(2,906)

Net investment income consisted of the following for the years ended December 31:

	2014	2013	2012
	(In Thousands)
	Restated	Restated	Restated
Debt securities	$141,234	$135,916	$136,045
Equity securities	4,778	1,991	1,614
Mortgage loans	7,065	6,045	6,699
Policy loans	4,261	4,317	4,460
Cash, cash equivalents and short-term investments	146	73	188
Other invested assets	(2,615)	(2,391)	(2,314)
Derivative instruments	—	—	1
Other	548	509	407
Gross investment income	155,417	146,460	147,100
Investment expenses	1,754	1,601	1,358
Net investment income	$153,663	$144,859	$145,742

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2. Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2014, 64.1% of such mortgages, or $89.7 million, involved properties located in, Illinois, Ohio, and Texas. Such investments consist of primarily first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $19.9 million. During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 5.0% and 4.3%, respectively. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%. During 2014, the Company did not reduce interest rates on any outstanding mortgages.

The Company utilizes customized call options to hedge the S&P 500 index exposure embedded in indexed universal life policies. The Company purchases and writes call options to correlate with changes in the annuity and universal life features due to movements in the S&P 500. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The call options are not designated as a hedge for accounting purposes and are carried at fair value on the balance sheet with changes in fair value recorded in surplus. The related gains and losses from terminations or expirations are recorded in realized capital gains and losses. The change in fair value was $(0.3) million, $2.8 million, and $0.4 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2014	2013
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$7,502	$8,132
Gross amounts offset	—	—
Net amount of assets	$7,502	$8,132

Derivative liabilities:
Gross amount of recognized liabilities	$(1,268)	$(2,493)
Gross amounts offset	—	—
Net amount of liabilities	$(1,268)	$(2,493)

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options. The fair values of these instruments are determined through the use of third-party pricing services utilizing market observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company does not have any significant assets or liabilities carried at fair value that meet the definition of Level 3.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities, asset/mortgage-backed securities, and surplus notes have been determined through the use of third-party pricing services utilizing market observable inputs. Less liquid private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Derivative Instruments

The fair values of free-standing derivative instruments, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs. The fair values interest rate swaps qualifying for hedge accounting treatment are determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Other Invested Assets

Other invested assets primarily include surplus debentures for which fair values are determined using quoted market prices consistent with corporate debt securities.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Life and Annuity Reserves for Investment-type Contracts and Deposit Fund Liabilities

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows. Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2014, restated
Assets:
Common stocks, unaffiliated	$86,655	$86,655	$—	$—
Common stocks, mutual funds	18,391	18,391	—	—
Derivative assets	7,502	—	7,502	—
Separate account assets*	34,969	34,969	—	—
Total assets	$147,517	$140,015	$7,502	$—

Liabilities:
Derivative liabilities	$(1,268)	$—	$(1,268)	$—

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2013, restated
Assets:
Bonds, industrial and misc.	$1,900	$—	$1,900	$—
Common stocks, unaffiliated	92,308	92,308	—	—
Common stocks, mutual funds	17,197	17,197	—	—
Derivative assets	8,132	—	8,132	—
Separate account assets*	34,048	34,048	—	—
Total assets	$153,585	$143,553	$10,032	$—

Liabilities:
Derivative liabilities	$(2,493)	$—	$(2,493)	$—

*     Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

There were no transfers between Level 1 and Level 2 of the fair value hierarchy.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

	Beginning Asset/ (Liability) as of	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances	Transfers	Transfers	Ending Asset/ (Liability) as of
	January 1, 2013	Net Income	Surplus	and Settlements	Into Level 3*	Out of Level 3*	December 31, 2013
	(In Thousands)
Assets:
Derivative assets	$2,516	$—	$—	$—	$—	$(2,516)	$—
Total assets	$2,516	$—	$—	$—	$—	$(2,516)	$—

Liabilities:
Derivative liabilities	$(568)	$—	$—	$—	$—	$(568)	$—

*           Transfers out of Level 3 are due to securities no longer having an NAIC 6 rating or the price source has changed to using a third-party pricing service utilizing market observable inputs.

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2014 and 2013.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2014 - Restated
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$2,620,747	$2,916,559	$6,374	$2,784,670	$125,515
Common stock, unaffiliated**	93,447	93,447	93,447	—	—
Common stock, mutual funds	18,391	18,391	18,391	—	—
Preferred stock	5,224	5,857	—	5,857	—
Mortgage loans	139,886	155,698	—	—	155,698
Cash, cash equivalents and short-term investments	32,857	32,848	32,848	—	—
Other invested assets, surplus notes	19,088	23,788	—	23,788	—
Securities lending reinvested collateral assets	39,220	39,220	39,220	—	—
Derivative assets	7,502	7,502	—	7,502	—
Separate account assets	116,700	119,535	37,560	81,975	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$885,534	$920,388	$—	$—	$920,388
Derivative liabilities	1,268	5,273	—	1,268	4,005
Securities lending liability	77,490	77,490	—	77,490	—
Separate account liabilities*	72,551	75,759	—	—	75,759

*           Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**    Includes FHLB common stock, which is held at cost.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3. Fair Value of Financial Instruments (continued)

	December 31, 2013 - Restated
	Carrying Amount	Fair Value	(Level 1)	(Level 2)	(Level 3)
	(In Thousands)
Assets:
Bonds	$2,577,084	$2,744,363	$7,572	$2,625,947	$110,844
Common stock, unaffiliated**	98,819	98,819	98,819	—	—
Common stock, mutual funds	17,197	17,197	17,197	—	—
Mortgage loans	110,459	118,076	—	—	118,076
Cash, cash equivalents and short-term investments	20,007	20,006	20,006	—	—
Other invested assets, surplus notes	16,108	18,476	—	18,476	—
Securities lending reinvested collateral assets	5,594	5,594	5,594	—	—
Derivative assets	8,132	8,132	—	8,132	—
Separate account assets	106,594	109,693	37,101	72,592	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$853,436	$876,221	$—	$—	$876,221
Derivative liabilities	2,493	6,848	—	2,493	4,355
Securities lending liability	43,759	43,759	—	—	43,759
Separate account liabilities*	65,872	67,857	—	—	67,857

*           Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

**    Includes FHLB common stock, which is held at cost.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4. Related-Party Transactions

The Company paid no dividends in 2014, 2013 or 2012.

The Company received no capital contributions in 2014 or 2012.

On December 18, 2013, the Company received a $50.0 million capital contribution from Western and Southern. The capital contribution consisted of $1.0 million in cash and $49.0 in common stocks at fair value.

The Company did not have any amounts receivable from parent, subsidiaries and affiliates as of December 31, 2014 or 2013. The Company had $1.9 million and $1.9 million payable to parent, subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.

The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.

Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

On July 1, 1986, the Company entered into an agreement (the agreement) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern. The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2014	2013
	(In Thousands)

Life and annuity reserves	$591,447	$608,072
Accident and health reserves	2,066	2,321

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2014	2013	2012
	(In Thousands)

Direct premiums	$291,882	$269,990	$231,403
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(42,394)	(41,402)	(39,558)
Net premiums	$249,488	$228,588	$191,845

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5. Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2014	2013	2012
	(In Thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Nonaffiliates	132,597	55,734	70,597
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	129,738	98,064	108,653
Other admitted assets:
Affiliates	—	—	—
Nonaffiliates	11,737	5,812	6,469

In 2014, 2013 and 2012, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

At December 31, 2014, the Company has no significant reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2014, if all reinsurance agreements were cancelled.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes

The Company is included in the consolidated income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $0.0 million and $(2.7) million, as restated, as of December 31, 2014 and 2013, respectively. The tax years of 2008 through 2014 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2014, in the event of future net losses is $0.0 million, $0.0 million, and $0.0 million from 2014, 2013 and 2012, respectively.

The components of net deferred tax asset/(liability) at December 31 are as follows:

		12/31/2014 - Restated
		(in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total
(a)	Gross deferred tax assets	$90.412	$2,736	$93.148
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	90.412	2,736	93.148
(d)	Deferred tax assets nonadmitted	34,326	—	34,326
(e)	Subtotal net admitted deferred tax assets (c – d)	56,086	2,736	58,822
(f)	Deferred tax liabilities	14,921	19,822	34,743
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$41,165	$(17,086)	$24,079

		12/31/2013 - Restated
		(in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total
(a)	Gross deferred tax assets	$80,491	$2,461	$82,952
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	80,491	2,461	82,952
(d)	Deferred tax assets nonadmitted	18,405	—	18,405
(e)	Subtotal net admitted deferred tax assets (c – d)	62,086	2,461	64,547
(f)	Deferred tax liabilities	18,944	21,552	40,496
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$43,142	$(19,091)	$24,051

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		Change - Restated
		(in thousands)
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total
(a)	Gross deferred tax assets	$9,921	$275	$10,196
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	9,921	275	10,196
(d)	Deferred tax assets nonadmitted	15,921	—	15,921
(e)	Subtotal net admitted deferred tax assets (c – d)	(6,000)	275	(5,725)
(f)	Deferred tax liabilities	(4,023)	(1,730)	(5,753)
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e – f)	$(1,977)	$2,005	$28

		12/31/2014 - Restated
		(in thousands)
				(3)
		(1)	(2)	(Col 1+2)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	23,704	375	24,079
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,704	375	24,079
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	32,502
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	32,382	2,361	34,743
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$56,086	$2,736	$58,822

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		12/31/2013 - Restated
		(in thousands)
				(6)
		(4)	(5)	(Col 4+5)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$184	$184
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	23,674	192	23,866
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	23,674	192	23,866
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	37,318
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	38,412	2,085	40,497
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$62,086	$2,461	$64,547

		Change - Restated
		(in thousands)
				(9)
		(7)	(8)	(Col 7+8)
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(184)	$(184)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	30	183	213
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	30	183	213
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	(4,816)
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	(6,030)	276	(5,754)
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$(6,000)	$275	$(5,725)

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

		2014	2013
		(in thousands)
		Restated	Restated
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	783%	826%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b)2 above	$31,433	$32,887

		12/31/2014 - Restated
		(1)	(2)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$90,412	$2,736
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2.15%	0.40%
(c)	Net Admitted Adjusted Gross DTAs amount	$56,086	$2,736
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.40%	0.64%

		12/31/2013 - Restated
		(3)	(4)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$80,491	$2,461
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	3.37%	0.45%
(c)	Net Admitted Adjusted Gross DTAs amount	$62,086	$2,461
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	4.33%	0.58%

		Change - Restated
		(5)	(6)
		Ordinary	Capital
		(in thousands)
Impact of tax planning strategies

(a)	Adjusted gross DTAs amount	$9,921	$275
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(1.22)%	(0.05)%
(c)	Net Admitted Adjusted Gross DTAs amount	$(6,000)	$275
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(0.93)%	0.05%

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

				12/31/2014	12/31/2013	12/31/2012
				(in thousands)
				Restated	Restated	Restated
(1)	Current income tax
	(a)	Federal		$(5,270)	$2,837	$1,581
	(b)	Foreign		—	—	11
	(c)	Subtotal		(5,270)	2,837	1,592
	(d)	Federal income tax on net capital gains		6,293	1,240	1,906
	(e)	Utilization of capital loss carryforwards		—	—	—
	(f)	Other		—	(4,387)	(5,004)
	(g)	Federal and foreign income taxes incurred		$1,023	$(310)	$(1,506)

						(3)
				(1)	(2)	(Col 1-2)
				12/31/2014	12/31/2013	Change
				(in thousands)
				Restated	Restated	Restated
(2)	Deferred tax assets:
	(a)	Ordinary
		(1)	Discounting of unpaid losses	$—	$—	$—
		(2)	Unearned premium revenue	—	—	—
		(3)	Policyholder reserves	49,103	41,826	7,277
		(4)	Investments	—	—	—
		(5)	Deferred acquisition costs	25,203	22,725	2,478
		(6)	Policyholder dividends accrual	3,014	2,961	53
		(7)	Fixed assets	—	—	—
		(8)	Compensation and benefits accrual	9,792	9,560	232
		(9)	Pension accrual	—	—	—
		(10)	Receivables — nonadmitted	3,147	3,363	(216)
		(11)	Net operating loss carryforward	—	—	—
		(12)	Tax credit carryforward	—	—	—
		(13)	Other	153	56	97
			(99) Subtotal	90,412	80,491	9,921
	(b)	Statutory valuation allowance adjustment		—	—	—
	(c)	Nonadmitted		34,326	18,405	15,921
	(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)		56,086	62,086	(6,000)
	(e)	Capital
		(1)	Investments	2,736	2,461	275
		(2)	Net capital loss carryforward	—	—	—
		(3)	Real estate	—	—	—
		(4)	Other	—	—	—
			(99) Subtotal	2,736	2,461	275
	(f)	Statutory valuation allowance adjustment		—	—	—
	(g)	Nonadmitted		—	—	—
	(h)	Admitted capital deferred tax assets (2e99 – 2f – 2g)		2,736	2,461	275
	(i)	Admitted deferred tax assets (2d + 2h)		$58,822	$64,547	$(5,725)

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6. Federal Income Taxes (continued)

					(3)
			(1)	(2)	(Col 1-2)
			12/31/2014	12/31/2013	Change
			(in thousands)
			Restated	Restated	Restated
(3)	Deferred tax liabilities:
	(a)	Ordinary
		(1) Investments	$6,382	$9,868	$(3,486)
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	3,562	3,380	182
		(4) Policyholder reserves	4,807	5,439	(632)
		(5) Other	170	257	(87)
		(99) Subtotal	14,921	18,944	(4,023)
	(b)	Capital
		(1) Investments	19,822	21,552	(1,730)
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	19,822	21,552	(1,730)
	(c)	Deferred tax liabilities (3a99 + 3b99)	$34,743	$40,496	$(5,753)

(4)	Net deferred tax assets/liabilities (2i – 3c)		$24,079	$24,051	$28

Among the more significant book-to-tax adjustments were the following:

	12/31/2014* - Restated	Effective Tax Rate	12/31/2013** - Restated	Effective Tax Rate	12/31/2012** - Restated	Effective Tax Rate
	(in thousands)		(in thousands)		(in thousands)
Provision computed at statutory rate	$(9,072)	35.00%	$(7,198)	35.00%	$905	35.00%
Dividend received deduction	(162)	0.63	(53)	0.26	(102)	(3.95)
Tax credits	(4,548)	17.55	(5,031)	24.47	(6,192)	(239.43)
Other invested assets	—	0.00	2,692	(13.09)	2,166	83.75
Nonadmitted assets	216	(0.83)	(3,127)	15.20	20	0.76
Other	(135)	0.52	(336)	1.64	7,139	276.06
Total statutory income taxes	$(13,701)	52.87%	$(13,053)	63.48%	$3,935	152.19%

Federal and foreign income taxes incurred	$1,023	(3.93)%	$(1,550)	7.54%	$(3,411)	(131.92)%
Change in net deferred income taxes	(14,724)	56.80	(11,503)	55.94	7,346	22.84
Total statutory income taxes	$(13,701)	52.87%	$(13,053)	63.48%	$3,935	152.19%

*            The 2014 presentation was changed to reconcile federal income taxes on total statutory income, inclusive of realized capital gains (losses), computed at the statutory rate to actual statutory income taxes. Prior to 2014, the presentation reconciled federal income taxes on net gain from operations after dividends to policyholders computed at the statutory rate to actual statutory income taxes.

**     Excludes change in net deferred income taxes on realized gains/losses of $(428) and $(986) for the years ended December 31, 2013 and 2012, respectively.

At December 31, 2014, the Company had $0 of operating loss carryforwards and $0 of deferred tax liabilities that are not recognized.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7. Capital and Surplus

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2014 and 2013, the Company exceeded the minimum risk-based capital standards.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $24.1 million by the end of 2015 without seeking prior regulatory approval based on capital and surplus of $240.9 million, as restated, at December 31, 2014.

8. Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

The Company is currently being audited on behalf of multiple state treasurers and controllers concerning the identification, reporting and escheatment of unclaimed insurance policy benefits and other allegedly abandoned funds. The audits focus on identifying unreported death claims, matured annuities and retained asset accounts, and the use of the Social Security Death Master File to identify deceased insurance policy, annuity contract, and retained asset account holders.   The Company has reached an agreement with numerous states regarding this audit activity that will result in outreach and payments to beneficiaries, escheatment of funds deemed abandoned under state laws, and accelerated escheatment of funds deemed abandoned pursuant to agreements with regulators. As of December 31, 2014, the Company does not have a recorded liability, as there are no anticipated payments relating to these audits.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

8. Commitments and Contingencies (continued)

The Company is also currently the subject of multistate insurance department regulatory inquiries and examinations with a similar focus as the state treasurer and controller audits regarding processes and procedures for identifying deceased insurance policy, annuity contract, and retained asset account holders.  The examination activity may result in (but is not necessarily limited to) required outreach and payments to beneficiaries, changes to procedures, and administrative contributions. The amount of loss, if any, that the Company may ultimately recognize as a result of these examinations cannot be reasonably estimated.

At December 31, 2014, the Company does not have any material leases for office space or equipment.

At December 31, 2014, the Company has future commitments to provide additional capital contributions of $0.7 million to private equity joint ventures, limited partnerships and limited liability companies, excluding those related to Low Income Housing Tax Credits.

At December 31, 2014, the Company has future commitments to provide additional capital contributions of $0.9 million to private equity joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2014, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With fair value adjustment	$—	$72,551	$—	$72,551	7.1%
At book value less current surrender charge of 5% or more	99,922	—	—	99,922	9.7
At fair value	—	—	—	—	—
Total with adjustment or at market value	99,922	72,551	—	172,473	16.8
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	743,949	—	—	743,949	72.4
Not subject to discretionary withdrawal	110,474	—	—	110,474	10.8
Total annuity reserves and deposit-type contract liabilities (before reinsurance)	954,345	72,551	—	1,026,896	100.0%
Less reinsurance ceded	—	—	—	—
Net annuity reserves and deposit-type contract liabilities	$954,345	$72,551	$—	$1,026,896

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions that may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities (continued)

Federal Home Loan Bank

The Company is a member of the Federal Home Loan Bank (FHLB) of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $250 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

FHLB Capital Stock — General Account:

	December 31
	2014	2013
	(in thousands)
Membership Stock - Class A (not eligible for redemption)	$4,799	$4,516
Membership Stock - Class B	—	—
Activity Stock	1,994	1,994
Excess Stock	—	—
Aggregate Total	$6,793	$6,510
Actual or estimated Borrowing Capacity as Determined by the Insurer	$250,000	$150,000

Collateral Pledged to FHLB - General Account:

	2014				2013
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral

(In Thousands)

Total as of reporting date	$108,320	$115,793	$81,240	XXX	$115,235	$116,771	$84,000	XXX
Maximum during reporting period	$118,130	$125,817	XXX	$84,000	$115,235	$116,771	XXX	$84,000

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9. Annuity Reserves and Deposit-Type Contract Liabilities (continued)

Borrowing from FHLB - General Account:

	2014			2013
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$81,240	$81,264	$84,000	$84,000	$84,025
Debt	—	XXX	15,000	—	XXX
Aggregate total	$81,240	$81,264	$99,000	$84,000	$84,025

The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

10. Separate Accounts

The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments. The guaranteed rate options are sold in a fixed annuity product. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity product provides a death benefit equal to the account value.

The Company’s nonguaranteed separate account consists of subaccounts available through variable universal life insurance policies. The net investment experience of each subaccount is credited directly to the variable universal life policyholders and can be positive or negative. The death benefit and cash value under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate account.

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts (continued)

Information regarding the separate account of the Company as of and for the year ended December 31, 2014, is as follows:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonguaranteed Separate Account	Total
	(In Thousands)

Premiums, considerations or deposits	$7,989	$2,050	$10,039

Reserves for separate accounts with assets at:
Fair value	$—	$33,625	$33,625
Amortized cost	72,551	—	72,551
Total reserves	$72,551	$33,625	$106,176

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$72,551	$—	$72,551
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	33,625	33,625
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	72,551	33,625	106,176
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$72,551	$33,625	$106,176

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2014, is presented below:

2014
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$10,039
Transfers from separate accounts	6,165
Net transfers to (from) separate accounts	3,874

Reconciling adjustments:
Policy deductions and other expenses	499
Other account adjustments	(98)
Transfers as reported in the Summary of Operations of the Company	$4,275

11. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2014, were as follows:

	Gross	Net of Loading
	(In Thousands)

Ordinary new business	$562	$168
Ordinary renewal	7,278	10,010
Total	$7,840	$10,178

Financial Statement Schedules (Statutory-Basis)

Columbus Life Insurance Company

Summary of Investments — Other Than Investments in Related Parties

December 31, 2014

(In Thousands)

Restated

Schedule I

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (1)	Value	Balance Sheet

Debt securities
Bonds:
United States government and government agencies and authorities	$32,135	$34,830	$32,135
States, municipalities and political subdivisions	358,424	378,183	358,424
Foreign governments	7,585	8,472	7,585
All other corporate bonds	2,222,603	2,495,074	2,222,603
Preferred stocks	5,224	5,857	5,224
Total fixed maturities	2,625,971	2,922,416	2,625,971

Equity securities
Common stocks:
Industrial, miscellaneous and all other	92,482	111,838	111,838

Mortgage loans on real estate	139,886		139,886
Policy loans	66,103		66,103
Other long-term investments	31,491		31,491
Cash, cash equivalents and short-term investments	72,077		72,077
Total investments	$3,028,010		$3,047,366

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

Columbus Life Insurance Company

Supplementary Insurance Information

(In Thousands)

Schedule III

						Benefits,
	Future					Claims
	Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*	Written

Year ended December 31, 2014 - Restated
Individual life	$1,843,764	$—	$14,134	$163,166	$109,033	$248,160	$27,024
Individual health	2,064	11	42	107	123	233	29	$107
Group life and health	—	—	—	—	—	—	—	—
Annuity	795,090	—	—	87,924	40,628	108,078	4,207
Corporate and other	—	—	—	—	3,879	—	8,217
	$2,640,918	$11	$14,176	$251,197	$153,663	$356,471	$39,477

Year ended December 31, 2013 - Restated
Individual life	$1,742,334	$—	$12,551	$147,452	$100,425	$220,098	$25,246
Individual health	2,302	14	42	132	136	210	45	$132
Group life and health	—	—	—	—	—	—	—	—
Annuity	759,039	—	—	81,761	42,064	107,565	2,966
Corporate and other	—	—	—	—	2,234	—	7,557
	$2,503,675	$14	$12,593	$229,345	$144,859	$327,873	$35,814

Year ended December 31, 2012 - Restated
Individual life	$1,661,161	$—	$14,388	$121,573	$102,545	$182,980	$26,665
Individual health	2,505	22	42	166	157	82	49	$166
Group life and health	—	—	—	—	—	—	—	—
Annuity	716,021	—	—	71,222	43,040	97,608	2,554
Corporate and other	—	—	—	—	—	—	—
	$2,379,687	$22	$14,430	$192,961	$145,742	$280,670	$29,268

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Columbus Life Insurance Company

Reinsurance

(In Thousands)

Schedule IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2014
Life insurance in force	$15,047,614	$7,741,202	$1,715,649	$9,022,061	19%
Premiums:
Individual life	$205,560	$42,394	$—	$163,166	0%
Individual health	107	—	—	107	0%
Group life and health	—	—	—	—	—
Annuity	87,924	—	—	87,924	0%
	$293,591	$42,394	$—	$251,197	0%

Year ended December 31, 2013
Life insurance in force	$14,173,977	$7,261,067	$1,764,714	$8,677,624	20%
Premiums:
Individual life	$188,854	$41,402	$—	$147,452	0%
Individual health	132	—	—	132	0%
Group life and health	—	—	—	—	—
Annuity	81,761	—	—	81,761	0%
	$270,747	$41,402	$—	$229,345	0%

Year ended December 31, 2012
Life insurance in force	$13,219,130	$6,633,728	$1,866,425	$8,451,827	22%
Premiums:
Individual life	$161,132	$39,558	$—	$121,574	0%
Individual health	166	—	—	166	0%
Group life and health	—	—	—	—	—
Annuity	71,221	—	—	71,221	0%
	$232,519	$39,558	$—	$192,961	0%

STATUTORY-BASIS FINANCIAL STATEMENTS (UNAUDITED)

Columbus Life Insurance Company

Nine-Month Period Ended September 30, 2015

Columbus Life Insurance Company

Statutory-Basis Financial Statements (Unaudited)

Nine-Month Period Ended September 30, 2015

Columbus Life Insurance Company

Balance Sheet (Unaudited) (Statutory-Basis)

September 30
2015
(In Thousands)

Admitted assets
Cash and invested assets:
Debt securities	$2,678,398
Preferred and common stocks	103,227
Mortgage loans	155,797
Policy loans	62,713
Cash, cash equivalents and short-term investments	35,524
Receivable for securities	287
Derivatives	1,805
Securities lending reinvested collateral assets	18,437
Other invested assets	111,262
Total cash and invested assets	3,167,450

Investment income due and accrued	36,616
Premiums deferred and uncollected	10,455
Current federal income taxes recoverable from parent	—
Net deferred income tax asset	24,589
Other admitted assets	28,353
Separate account assets	111,562
Total admitted assets	$3,379,025

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,710,693
Accident and health reserves	1,790
Liability for deposit-type contracts	150,309
Policy and contract claims	10,147
Dividends payable to policyholders	11,664
Premiums received in advance	185
Total policy and contract liabilities	2,884,788

General expense due and accrued	563
Current federal income taxes payable to parent	2,541
Transfer to (from) separate accounts due and accrued, net	(2,547)
Asset valuation reserve	36,954
Interest maintenance reserve	5,042
Other liabilities	39,865
Derivatives	125
Payable for securities lending	82,761
Separate account liabilities	111,562
Total liabilities	3,161,654

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000
Paid-in surplus	131,816
Accumulated surplus	75,555
Total capital and surplus	217,371
Total liabilities and capital and surplus	$3,379,025

See accompanying note.

1

Columbus Life Insurance Company

Statement of Operations (Unaudited) (Statutory-Basis)

Nine-Month Period Ended
September 30
2015
(In Thousands)

Premiums and other revenues:
Premiums and annuity considerations	$168,563
Net investment income	120,509
Considerations for supplementary contracts with life contingencies	2,382
Amortization of the interest maintenance reserve	500
Fees from management of separate accounts	1,115
Other revenues	625
Total premiums and other revenues	293,694

Benefits paid or provided:
Death benefits	77,364
Annuity benefits	17,866
Disability and accident and health benefits	891
Surrender benefits	66,937
Payments on supplementary contracts with life contingencies	1,017
Other benefits	457
Increase (decrease) in policy reserves and other policyholders’ funds	74,992
Total benefits paid or provided	239,524

Insurance expenses and other deductions:
Commissions	18,449
General expenses	28,939
Net transfers to (from) separate accounts	3,715
Other deductions	195
Total insurance expenses and other deductions	51,298

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	2,872

Dividends to policyholders	8,901
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	(6,029)
Federal income tax expense (benefit), excluding tax on capital gains	3,042
Gain (loss) from operations before net realized capital gains (losses)	(9,071)
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	317
Net income (loss)	$(8,754)

See accompanying note.

2

Columbus Life Insurance Company

Statement of Changes in Capital and Surplus (Unaudited)

(Statutory-Basis)

Nine-Month Period Ended September 30, 2015

	Common	Paid-In	Accumulated	Total Capital
	Stock	Surplus	Surplus	and Surplus
	(In Thousands)

Balance, December 31, 2014, as restated	$10,000	$131,816	$99,093	$240,909
Net income (loss)	—	—	(8,754)	(8,754)
Change in net deferred income tax	—	—	7,430	7,430
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $(8,126))	—	—	(14,580)	(14,580)
Net change in nonadmitted assets and related items	—	—	(14,463)	(14,463)
Change in asset valuation reserve	—	—	6,829	6,829
Balance, September 30, 2015	$10,000	$131,816	$75,555	$217,371

See accompanying note.

3

Columbus Life Insurance Company

Statement of Cash Flow (Unaudited) (Statutory-Basis)

Nine-Month Period Ended
September 30
2015
(In Thousands)

Operating activities
Premiums collected net of reinsurance	$170,923
Net investment income received	122,129
Benefits paid	(183,200)
Net transfers (to) from separate accounts	3,708
Commissions and expense paid	(48,488)
Dividends paid to policyholders	(8,756)
Federal income taxes recovered (paid)	(2,894)
Other, net	1,705
Net cash from (for) operations	55,127

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	261,705
Preferred and common stocks	1,915
Mortgage loans	35,732
Other invested assets	111
Net gains (losses) on cash, cash equivalents and short-term investments	2
Miscellaneous proceeds	23,536
Net proceeds from investments sold, matured or repaid	323,001

Cost of investments acquired:
Debt securities	(322,513)
Preferred and common stocks	(2,034)
Mortgage loans	(51,642)
Other invested assets	(1,288)
Miscellaneous applications	(45)
Total cost of investments acquired	(377,522)

Net change in policy and other loans	3,391
Net cash from (for) investments	(51,130)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—
Net deposits on deposit-type contract funds and other insurance liabilities	(1,883)
Other cash provided (applied)	552
Net cash provided by (used in) miscellaneous activities	(1,331)

Net change in cash, cash equivalents and short-term investments	2,667
Cash, cash equivalents and short-term investments:
Beginning of year	32,857
End of year	$35,524

See accompanying note.

4

Columbus Life Insurance Company

Note to Financial Statements (Unaudited) (Statutory-Basis)

September 30, 2015

1. Nature of Operations and Significant Accounting Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio. The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia.

The accompanying unaudited financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (statutory-basis) and with the instructions to Article 3 of Regulation S-X. These practices differ in some respects from accounting principles generally accepted in the United States (GAAP). In addition, these financial statements do not include all of the information and footnotes required by statutory-basis accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine-months ended September 30, 2015, are not necessarily indicative of the results that may be expected for the year ended December 31, 2015. These unaudited financial statements should be read in conjunction with the Company’s annual audited financial statements as of December 31, 2014, included in its Form N-6 filed with the United States Securities and Exchange Commission.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, certifies that it meets all the requirements for effectiveness of this registration statement under 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 5th day of February, 2016.

COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

By: COLUMBUS LIFE INSURANCE COMPANY

By:	/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

/s/ J.J. Miller
J.J. Miller
President and Chief Executive Officer	February 5, 2016

Principal Accounting and Financial Officer:

/s/ Robert L. Walker	February 5, 2016
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:	By:	/s/ Robert L. Walker
John F. Barrett*	Robert L. Walker
James N. Clark*	as attorney in fact
J.J. Miller*	for each Director*
Bryan C. Dunn
Joseph H. Seaman*	February 5, 2016
Jerry B. Stillwell
Robert B. Truitt*
Robert L. Walker*

The Western and Southern Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 5th day of February 2016.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Robert L. Walker
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:		By:	/s/ Robert L. Walker
John F. Barrett*		Robert L. Walker
Donald A. Bliss*		as attorney-in-fact
James N. Clark*		for each Director*
Jo Ann Davidson*
James K. Risk, III*
George V. Voinovich
George H. Walker, III*
Thomas L. Williams*
John P. Zanotti		February 5, 2016

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(k)(1)	Opinion and Consent of Counsel

(n)(1)	Consent of Independent Auditors

Also included with this filing are Statutory Basis Financial Statements and Schedules for Columbus Life Insurance Company Years Ended December 31, 2014 (restated), 2013 (restated) and 2012 (restated), With Report of Independent Auditors and Statutory Basis Financial Statements (Unaudited) for Columbus Life Insurance Company Nine-Month Period Ended September 30, 2015.